UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

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YADKIN VALLEY FINANCIAL CORPORATION
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(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EXPLANATORY NOTE

On April 4, 2013, Yadkin Valley Financial Corporation filed its Definitive Proxy Statement on Schedule 14A (the "Original Proxy Statement") with the Securities and Exchange Commission. Yadkin Valley Financial Corporation has discovered an error in the number of Voting Common Stock located on page 2 of the Original Proxy Statement. The number of issued and outstanding shares of Voting Common Stock entitled to vote should be 41,186,651 rather than the reported shares of 43,151,651. The sole purpose of filing this amended Definitive Proxy Statement is to correct that error. No other changes have been made to the Original Proxy Statement.

YADKIN VALLEY FINANCIAL CORPORATION
209 North Bridge Street
Elkin, North Carolina 28621
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 23, 2013

Dear Fellow Shareholder:

We cordially invite you to attend the 2013 Annual Meeting of Shareholders of Yadkin Valley Financial Corporation, the holding company for Yadkin Valley Bank and Trust Company. At the meeting, we will report on our performance in 2012 and answer your questions. We hope that you can attend the meeting and look forward to seeing you there.

This letter serves as your official notice that we will hold the Annual Meeting on May 23, 2013, at the Statesville Civic Center, 300 South Center Street, Statesville, North Carolina at 11:00 a.m. for the following purposes:

1.	Elect Directors. To elect eleven (11) directors, each for a term expiring at the 2014 Annual Meeting of Shareholders;

2.	Equity Compensation Plan. To approve the 2013 Equity Incentive Plan;

3.
Reverse Stock Split. To grant to the Board of Directors discretionary authority to amend the Company's Articles of Incorporation to effect a one-for-three reverse stock split of the Company's authorized, issued and outstanding common stock;

4.
Ratify Independent Registered Public Accounting Firm. To ratify the appointment of Dixon Hughes Goodman LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and

5.	Other Business. To transact any other business that may properly come before the annual meeting or any adjournment of the meeting.

Shareholders owning our Voting Common Stock at the close of business on March 25, 2013 are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at the Company's headquarters in Elkin, North Carolina or our Statesville, North Carolina administrative office prior to the meeting. If you need assistance in completing your proxy, please call the Company at (704) 768-1125. If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares in order to vote at our Annual Meeting. If you are a record shareholder, attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked by a record holder at any time before it is exercised.

Please use this opportunity to take part in the affairs of your Company by voting on the business to come before the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote as soon as possible through the Internet, by telephone, or by signing, dating and mailing your proxy card. Internet voting permits you to vote at your convenience, 24 hours a day, seven days a week. Detailed voting instructions are included on your proxy card.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF ALL THE PROPOSALS PRESENTED.

By Order of the Board of Directors

/s/ Joseph H. Towell

Joseph H. Towell
President and Chief Executive Officer

Statesville, North Carolina
April 3, 2013

YADKIN VALLEY FINANCIAL CORPORATION
209 North Bridge Street
Elkin, North Carolina 28621

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
to be Held May 23, 2013

This proxy statement is furnished to shareholders of Yadkin Valley Financial Corporation, a North Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the “Company”), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at the Statesville Civic Center located at 300 South Center Street, Statesville, North Carolina at 11:00 a.m., on May 23, 2013, or any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Directions to the Annual Meeting can be obtained by calling the Corporate Secretary at (704) 768-1125.

The Company has its principal executive offices at 209 North Bridge Street, Elkin, North Carolina 28621. The Company's mailing address is P.O. Drawer 888, Elkin, North Carolina 28621, and its telephone number is (336) 526-6300.

VOTING INFORMATION

Only holders of the Company's $1.00 par value Voting Common Stock are entitled to vote at the Annual Meeting. Each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on March 25, 2013 (the “Record Date”), the Company had issued and outstanding 41,186,651 shares of Voting Common Stock entitled to vote, which were held of record by approximately 5,855 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares of the Voting Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date. Detailed voting instructions are included on your proxy card.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Voting Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including proxies submitted by brokers who are the record owners of shares but who lack the power to vote such shares (so-called “broker non-votes”), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time until a quorum is present or represented. If any such adjournment is for a period of less than 30 days, no notice, other than an announcement at the Annual Meeting, will be given of the adjournment. If the adjournment is for 30 days or more, notice of the adjourned meeting will be given in accordance with the Bylaws. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or other means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. Once a quorum has been established, it will not be destroyed by the departure of shares prior to the adjournment of the Annual Meeting.

Provided a quorum is established at the Annual Meeting, the required vote for each item of business at the Annual Meeting is as follows:

1.	For the election of directors, a plurality of the votes cast at the Annual Meeting ("Proposal No. 1");

2.
For the approval of the 2013 Equity Incentive Plan, the number of shares of Voting Common Stock in favor of the matter exceed the number of shares of Voting Common Stock voted against the matter ("Proposal No. 2");

3.
For the approval to grant to the Board of Directors discretionary authority to amend the Company's Articles of Incorporation to effect a one-for-three reverse stock split of the Company's authorized, issued and outstanding common stock, the affirmative vote of a majority of the outstanding shares of Voting Common Stock ("Proposal No. 3"); and

4.
For the ratification of the appointment of Dixon Hughes Goodman LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, the number of shares of Voting Common Stock in favor of the matter exceed the number of shares of Voting Common Stock against the matter ("Proposal No. 4").

Shareholders of the Company do not have cumulative voting rights. Shareholders are not entitled to appraisal rights under North Carolina law or the Company's Articles of Incorporation with respect to any of the matters to be acted upon at the Annual Meeting.

A record shareholder's failure to execute and return a proxy card or otherwise vote at the Annual Meeting will have the same effect as a vote "AGAINST" Proposal No. 3 to amend the Company's Articles of Incorporation to effect a reverse stock split of the Company's common stock by a ratio of one-for-three. Failure of a shareholder whose shares are held in street name to complete and return voting instructions as required by the broker or other nominee that holds such shares of record will have the same effect as a vote "AGAINST" Proposal No. 3 because, as described below, your bank or broker does NOT have the ability to vote your uninstructed shares in these matters on a discretionary basis. In addition, if a record shareholder abstains from voting, the abstention will also have the effect of a vote "AGAINST" Proposal No. 3. With respect to Proposal No. 1, Proposal No. 2 and Proposal No. 4, abstentions, broker non-votes and the failure to return a signed proxy will have no effect on the outcome of such matters.

Any record shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the Annual Meeting, (c) by voting again over the Internet or by telephone prior to 11:59p.m. Eastern Daylight Time on May 22, 2013, or (d) by executing and delivering to the Company a later dated proxy.

Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to Yadkin Valley Financial Corporation, P.O. Drawer 7109, Statesville, North Carolina 28687, Attention: Patti Wooten. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with those specifications. In any case where the shareholder has not specified how an executed and furnished proxy is to be voted, it will be voted “FOR” the proposals as recommended by the Board of Directors. As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same. However, our Board of Directors does not know of any such other business.

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of our director nominees. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Changes in regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

The Company will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of the Company's shares. In addition, solicitation of proxies may be made in person or by mail, telephone or other means by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Voting Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. This proxy statement was first available to shareholders on or about April 8, 2013.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Bylaws of the Company provide for no less than five or more than 25 directors to serve on the Board of Directors for a period of one-year terms to be elected each year at the Annual Meeting of Shareholders. The Board of Directors has currently established the number of directors at 11. Our Board of Directors will submit to the shareholders for their vote at the Annual Meeting a slate of directors comprised of 11 nominees, all current directors of the Company, to serve a one-year term expiring at the 2014 Annual Meeting of Shareholders.

Our director nominees are:

Nolan G. Brown	Larry S. Helms	James N. Smoak
Harry M. Davis	Dan W. Hill, III	Harry C. Spell
Thomas J. Hall	James L. Poindexter	Joseph H. Towell
James A. Harrell, Jr.	Alison J. Smith

The directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the highest number of votes will be elected. Set forth below is certain information about the nominees, including business experience for the past five years and qualifications and attributes considered by our Board of Directors which led to the director's nomination. “Year first elected” refers to the year in which each individual first took office as a director and does not necessarily indicate a continuous term.

The Board of Directors unanimously recommends a vote FOR these nominees.

Nolan G. Brown, 72, was first elected to our Board of Directors in 2004. Mr. Brown is the owner and President of the health care company Triad Group, Inc. and its affiliates, which are located in Yadkinville, North Carolina. Additionally, Mr. Brown is a Certified Public Accountant and former audit committee financial expert for Southern Community Financial Corporation, Winston-Salem, North Carolina (Nasdaq: SCMF). His leadership experience, knowledge of financial reporting requirements of public companies, and substantial experience with business administration and accounting enhance his ability to contribute as a director.

Harry M. Davis, 65, was first elected to our Board of Directors in 2004. Dr. Davis is a Professor of Finance at Appalachian State University, Boone, N.C. Dr. Davis has been a consultant to the banking industry on financial statements for over twenty years and is an instructor at the North Carolina School of Banking (where he also serves as dean), the South Carolina School of Banking and the Bank Directors College where he teaches banking financial principles. His knowledge of the financial principles that matter to community banks enhances his ability to contribute as a director.

Thomas J. Hall, 65, was appointed to the Board of Directors upon the completion of the merger between the Company and American Community Bancshares, Inc. on April 17, 2009 and was subsequently elected by our shareholders at the 2009 Annual Meeting. Mr. Hall has served as President of Hall Group, Inc., a real estate holding company located in Charlotte, North Carolina, since 2000. He has substantial experience with internal operations of large companies having served as an owner, President and Chief Financial Officer of an $800 million dollar company. His leadership experience, financial knowledge, and business experience enhance his ability to contribute as a director.

James A. Harrell, Jr., 66, was first elected to our Board of Directors in 1999. Dr. Harrell is a self-employed dentist in Elkin, North Carolina, former President of the North Carolina Dental Society, and current delegate of the American Dental Association. He has substantial experience with community banking having previously served as a local director of United Savings and Loan Corporation for 12 years, BB&T for one year, and 1st Financial Corporation for five years. In addition, Mr. Harrell has been a Surry County Commissioner for twenty years. His industry knowledge gained through his experience as a director of financial institutions and his community service enhances his ability to contribute as a director.

Larry S. Helms, 67, was appointed to the Board of Directors upon the completion of the merger between the Company and American Community Bancshares, Inc. on April 17, 2009 and was subsequently elected by our shareholders at the 2009 Annual Meeting. Mr. Helms is the owner of Larry S. Helms and Associates, an insurance company located in Monroe, North Carolina, and has served as its Chief Executive since 1999. Mr. Helms has also served as a mayor, a county commissioner, on the N. C. Board of Transportation, and as a past Chairman of a local Chamber of Commerce.  Mr. Helms' work experience and community service provide a valuable perspective to our Board of Directors.

Dan W. Hill, III, 68, was first elected to our Board of Directors in 2008. Mr. Hill is the founding member of Hill, Chesson and Woody, which is an association of independently owned insurance brokerage firms. Mr. Hill is also President of HCW University Medical Insurance Plans, Inc. located in Durham, North Carolina. He has substantial experience with both insurance and community banking, having previously served as a board member of Home Savings and Loan for eight years and of Cardinal State Bank for eight years, which enhances his ability to contribute as a director.

James L. Poindexter, 74, was first elected to our Board of Directors in 1968. Mr. Poindexter serves as the President of Surry Hardware & Building Supply Co., Inc. In addition, he is the owner of Wakefield Farm, Poindexter Enterprises, and Wakefield Woods, all located in Elkin, North Carolina. During his long tenure as a board member, Mr. Poindexter has developed knowledge of the Company's business, history, organization, and executive management which, together with his personal understanding of one of the key markets that we serve, has enhanced his ability as a director.

Alison J. Smith, 59, was appointed to the Board of Directors upon the completion of the merger between the Company and American Community Bancshares, Inc. on April 17, 2009 and was subsequently elected by our shareholders at the 2009 Annual Meeting. Ms. Smith has served as the President of Smith Capital Inc., a financial advisory and investment banking firm, in Charlotte, North Carolina, since 1995. She has substantial experience advising, evaluating and structuring bank acquisitions, valuing bank securities and writing bank strategic plans.

James N. Smoak, 64, was first elected to our Board of Directors in 1987. Mr. Smoak retired as the President and Chief Executive Officer of Yadkin Valley Bank and Trust Company in Elkin, North Carolina, in 2002. Mr. Smoak brings to the board an intimate understanding of the Bank's business and organization, as well as substantial banking industry expertise, and management experience. Moreover, during his tenure as a director he has developed knowledge of the Company's business, history, organization, and executive management which, together with the relationships that he has developed, enhance his leadership and consensus-building ability.

Harry C. Spell, 65, was first elected to our Board of Directors in 2002. Mr. Spell is the Vice President and Secretary of MoCaro Dyeing & Finishing, Inc., a textile company in Statesville, North Carolina. His business and personal experience in certain of the communities that the Bank serves provides him with a useful appreciation of markets that we serve. He also has experience in the context of bank mergers and acquisitions from the serving with the Company through four bank acquisitions.

Joseph H. Towell, 61, was first elected to our Board of Directors in February 2011 at the same time he was appointed as Chief Executive Officer and President of the Company. He has served in various executive roles at the Company since May 2008. Mr. Towell served as Portfolio Manager and Team Leader for leveraged loan investing with Putnam Investments in Boston, MA from 2001 to 2008. Mr. Towell was employed with First Union National Bank in various roles from 1983 through 2001. He brings to the Board an understanding of the Company's business and organization, as well as substantial leadership ability, banking industry expertise, and management experience.

Executive Officers
The table below sets forth each of our current principal executive officer's name, age, position, and business experience for the past five years.

Principal Executive Officers	Age	Position	Business Experience for Past Five Years
Joseph H. Towell	61	President & Chief Executive Officer
President and Chief Executive Officer of Yadkin Valley Financial Corporation since February 2011; prior to that Executive Vice President & Chief Operating Officer of Yadkin Valley Financial Corporation since August 2010; prior to that Executive Vice President, Chief Credit Officer & Chief Administrative Officer, Yadkin Valley Financial Corporation and Yadkin Valley Bank since March 2009; prior to that Executive Vice President, Yadkin Valley Bank since May 2008; prior to that Mr. Towell served as Portfolio Manager and Team Leader for leveraged loan investing with Putnam Investments in Boston, MA since 2001; prior to that he worked with First Union National Bank in various roles from 1983 through 2001.

Jan H. Hollar	57	Executive Vice President & Chief Financial Officer
Executive Vice President and Chief Financial Officer, Yadkin Valley Financial Corporation since September 2009; October 2008 to present as President of Jan H. Hollar, CPA, PC an accounting services company; Senior Vice President and Chief Financial Officer of Blueharbor Bank in Mooresville, NC from November 2007 until October 2008; prior to that Executive Vice President and Chief Financial Officer of The Scottish Bank in Charlotte, NC; prior to that Executive Vice President and Director of Finance of First Charter in Charlotte, NC.

W. Mark DeMarcus	48	Executive Vice President & Chief Operating Officer
Executive Vice President and Chief Operating Officer of Yadkin Valley Financial Corporation since August 2011; prior to that Executive Vice President and Chief Banking Officer since August 2010; prior to that Regional President of Yadkin Valley Bank & Trust since April 2009; prior to that Executive Vice President and Chief Banking Officer of American Community Bank since March 2008; prior to that Senior Vice President and Retail/Small Business Executive for NC, SC, and VA at Wachovia Bank since June 2007; prior to that Senior Vice President and General Banking Group Recruiting Manager for Wachovia since 2005.

There are no family relationships among any of the directors and principal executive officers of the Company.

PROPOSAL NO. 2
APPROVAL OF THE YADKIN VALLEY FINANCIAL CORPORATION 2013 EQUITY INCENTIVE PLAN

On March 21, 2013, our Board of Directors adopted, subject to shareholder approval, the 2013 Equity Incentive Plan (the “Plan”) that provides for the grant of stock options, restricted stock awards, restricted stock units and other equity awards to our officers, employees, directors, advisers, and consultants. We currently have no plans, proposals, or arrangements, written or otherwise, at this time to grant any awards under the Plan. A total of 900,000 shares of common stock have been reserved for the issuance of awards under the Plan, subject to the anti-dilution provisions of the Plan (including a reduction of the total number of shares of common stock reserved under the Plan if the Reverse Stock Split is approved and implemented as described under Proposal No. 3 below). The following summary of the material features of the Plan is qualified in its entirety by reference to the copy of the Plan which is attached as Appendix A to this proxy statement and is incorporated by reference into this summary.

Purpose of the Plan

We believe that it is desirable to have the ability to attract personnel and to encourage and reward exceptional performance by employees through awards that encourage stock ownership and proprietary interest in the Company. By providing employees with additional incentive and reward opportunities, the Board believes that the Plan will provide incentives to such employees to increase shareholder value and therefore further align the interests of the employees with those of the shareholders to benefit all shareholders of the Company. We also believe that the Plan is designed to reward our named executive officers for the achievement of strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Administration of the Plan

The Plan provides that it is to be administered by the Board of Directors, the Nominating and Compensation Committee of the Board of Directors, or any other committee appointed by the Board of Directors to administer the Plan. The Board has appointed the Nominating and Compensation Committee as the administrator of the Plan until further notice is given. Any such committee may, but is not required to be, comprised of three or more "outside" directors, within the meaning of section 162(m) of the Internal Revenue Code of 1986 (the "Code") and within the meaning of the term "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Nominating and Compensation Committee will administer the Plan and will have sole authority, in its discretion, to determine which officers, employees, consultants, advisers or directors will receive awards under the Plan, the number of shares of common stock to be subject to each award, and the forfeiture restrictions (as defined below) for each award. The Nominating and Compensation Committee will have such additional powers delegated to it under the Plan, including the power to construe the Plan and the award agreements executed with recipients of awards thereunder and to determine the terms, restrictions, and provisions of each agreement. The Nominating and Compensation Committee may also correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award agreement in the manner and to the extent it would deem expedient to carry it into effect. The determinations of the Nominating and Compensation Committee on these matters will be conclusive.

Shares Subject to the Plan

The Plan provides for awards of stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards, performance units, phantom stock, dividend equivalents, or other similar rights to purchase or acquire shares of our common stock. At this time, the Plan defines only the material terms of the stock option and restricted stock components and we presently intend to only utilize those components. However, as mentioned above, we currently have no plans, proposals, or arrangements, written or otherwise, at this time to grant any awards under the Plan.

The Plan requires that stock options can only be issued at or above the fair market value per share on the date of grant. Stock options granted to participants under the Plan may be either incentive stock options (ISOs) under the provisions of Section 422 of the Code, or options that are not subject to the provisions of Section 422 of the Code (Nonqualified Options). Stock options entitle the recipient to purchase shares of common stock at the exercise price specified in the award agreement. The administrator at its discretion determines the number of option shares, the term of the option, the exercise price (subject to the minimum price described above), the vesting schedule and performance conditions (if any), and any other terms and conditions. In the case of 10% shareholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to each of these requirements may be made for options that the Company may grant in substitution for options held by employees of companies that the Company acquires. In such a case, the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

The Nominating and Compensation Committee will determine the periods during which the options will be exercisable. However, no option will be exercisable more than 10 years after the date of grant. Payment of the exercise price of any option may be made in cash or cash equivalent, as determined by the Nominating and Compensation Committee, to the extent permitted by law (1) by means of any cashless exercise procedure approved by the Nominating and Compensation Committee, (2) by delivering shares of common stock already owned by the option holder, (3) by such other method as the Nominating and Compensation Committee may determine, or (4) any combination of the foregoing.

Restricted stock consists of shares of common stock which are granted to the participant, subject to certain restrictions against disposition and certain obligations to forfeit such shares to the Company under certain circumstances. The restrictions, which may be different for each award, will be determined by the Nominating and Compensation Committee in its sole discretion.

Restricted stock awarded under the Plan will be represented by a book entry registered in the name of the participant. Unless otherwise provided in an agreement, the participant will have the right to receive dividends, if any, with respect to such shares of restricted stock, to vote such shares and to enjoy all other shareholder rights, except that the participant may not sell, transfer, pledge or otherwise dispose of the restricted stock until the restrictions have expired. A breach of the terms and conditions established by the Nominating and Compensation Committee pursuant to an award will cause a forfeiture of the award. The Nominating and Compensation Committee expects that participants generally will not be required to make any payment for common stock received pursuant to an award, except to the extent otherwise determined by the Nominating and Compensation Committee or required by law.

The Nominating and Compensation Committee, in its discretion, may set restrictions on awards based upon the achievement of Performance Goals, which may include: (1) earnings per share; (2) return on assets; (3) return on equity; (4) revenue measures; (5) efficiency ratios; and (6) credit quality metrics.

The Nominating and Compensation Committee may, in its discretion, fully vest any or all equity awards awarded to a participant under an award and, upon such vesting, all option vesting conditions or Forfeiture Restrictions applicable to the award will terminate. Any such action by the Nominating and Compensation Committee may vary among individual participants and may vary among awards held by any individual participant. The Nominating and Compensation Committee may not, however, take any such action with respect to an award that has been granted to a "covered employee," within the meaning of Treasury Regulation Section 1.162-27(c)(2), if such award is intended to meet the exception for performance-based compensation under Section 162(m) of the Code.

At the time any award is made, the Company and the participants will enter into an equity award agreement setting forth the terms of the award and such other matters as the Nominating and Compensation Committee may determine to be appropriate. The terms and provisions of the award agreements need not be identical, and the Nominating and Compensation Committee may, in its sole discretion, amend an outstanding award agreement at any time in any manner that is not inconsistent with the provisions of the Plan. The maximum number of shares that may be subject to awards granted to any one participant may not exceed 100% of the aggregate number of shares of common stock that may be issued under the Plan (as adjusted from time to time in accordance with the provisions of the Plan).

Amendment and Termination of the Plan

The Board of Directors may amend or terminate the Plan; provided, that shareholder approval will be required to (i) increase the total number of shares reserved for issuance under the Plan, or (ii) change the class of recipients eligible to participate in the Plan. No amendment shall adversely affect any of the rights of any holder of any award without the holder's consent. The Nominating and Compensation Committee may accept surrender of equity awards under the Plan and grant new awards in substitution for them; provided, that the Nominating and Compensation Committee will not exchange underwater stock options without prior shareholder approval. The Plan shall terminate in any event ten years after its effective date, but outstanding awards continue until they expire.

Authorized Shares

In the event of a stock dividend, stock split, reorganization, merger, recapitalization or other change affecting the common stock, the Nominating and Compensation Committee will make proportionate adjustments with respect to (1) the aggregate number and kind of shares that may be issued under the Plan, (2) the number, kind, and exercise price (or other cash or property) of shares issuable pursuant to each outstanding award made under the Plan, and (3) the maximum number and kind of shares that may be subject to awards granted to any one individual under the Plan.

    If any award is forfeited, or if any option terminates, expires or lapses without being exercised, shares of common stock subject to such awards will again be available for distribution in connection with awards under the Plan. If the exercise price of any option is satisfied by delivering shares of common stock to the Company (by either actual delivery or by attestation), only the number of shares of common stock delivered to the participant net of the shares of common stock delivered to the Company or attested to will be deemed delivered for purposes of determining the maximum numbers of shares of common stock available for delivery under the Plan. To the extent any shares of common stock subject to an award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan.

Tax Effects of Participation in the Plan

Stock Options

    There are no federal income tax consequences to the participant or to the Company on the granting of options. The federal tax consequences upon exercise will vary depending on whether the option is an incentive stock option or a nonqualified stock option.

     Incentive Stock Options. When a participant exercises an incentive stock option, the participant will not at that time realize any income, and the Company will not be entitled to a deduction. However, the difference between the fair market value of the shares on the exercise date and the exercise price will be a preference item for purposes of the alternative minimum tax. The participant will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an incentive stock option if the shares have been held for at least two years after the option was granted and one year after it was exercised. The Company will not be entitled to a tax deduction if the participant satisfies these holding period requirements. The net federal income tax effect to the holder of the incentive stock options is to defer, until the acquired shares are sold, taxation on any increase in the shares' value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

    If the holding period requirements are not met, then upon sale of the shares the participant generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price stated in the award agreement. Any increase in the value of the shares subsequent to exercise is long or short-term capital gain to the participant depending on the participant's holding period for the shares. However, if the sale is for a price less than the value of the shares on the date of exercise, the participant might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, the Company is entitled to a deduction to the extent of ordinary income recognized by the participant.

    Nonqualified Stock Options. Generally, when a participant exercises a nonqualified stock option, the participant recognizes income in the amount of the aggregate market price of the shares received upon exercise less the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the participant. The holding period of the acquired shares begins upon the exercise of the option, and the participant's basis in the shares is equal to the market price of the acquired shares on the date of exercise.

    Restricted Stock. Under the Code as presently in effect, a participant generally will not recognize any income for federal income tax purposes at the time an award of restricted stock is made, nor will the Company be entitled to a tax deduction at that time, unless the participant elects to recognize income at the time that award of restricted stock is made. If the participant does not make such election, the value of the common stock will be taxable to the participant as ordinary income in the year in which the Forfeiture Restrictions lapse with respect to such shares of stock. We have the right to deduct, in connection with all awards, any taxes required by law to be withheld and to require any payments required to enable it to satisfy our withholding obligations. We will generally be allowed an income tax deduction equal to the ordinary income recognized by the participant at the time of such recognition.

Additional Tax Matters

    We may not deduct compensation of more than $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. We anticipate that some awards under the Plan may constitute qualified performance-based compensation for purposes of Section 162(m) of the Code.

    Unless otherwise determined in an award agreement, in the event of a change in control, as defined in the Plan: (1) each outstanding award shall become fully vested and, if applicable, exercisable, (2) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (3) any performance conditions imposed with respect to awards shall be deemed to be fully achieved. Under Section 280G of the Code, we may not deduct certain compensation payable in connection with a change of control. The acceleration of vesting of awards in conjunction with a change in control of the Company may be limited under certain circumstances thereby avoiding nondeductible payments under Section 280G.

Plan Benefits

We currently have no plans, proposals, or arrangements, written or otherwise, at this time to grant any awards under the Plan. Because no awards have been granted under the Plan as of the date of this proxy statement and all awards will be granted at the discretion of the Nominating and Compensation Committee, it is not possible for us to determine and disclose the amounts of awards that may be granted to the named executive officers and the executive officers as a whole, if the Plan is approved. The maximum aggregate number of shares of common stock that may be subject to stock options granted in any calendar year to any one participant shall be 900,000 shares, and the maximum aggregate number of shares of common stock that may be subject to awards of restricted stock granted in any calendar year to any one participant shall be 900,000 shares. Such limitation shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

Reasons for Authorization and Vote Required

The Plan is being submitted to the shareholders for approval pursuant to Section 162(m) of the Code and the rules of The Nasdaq Stock Market.

If a quorum is present at the Annual Meeting, this proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

The Board of Directors unanimously recommends that you vote FOR the approval of the 2013 Equity Incentive Plan.

PROPOSAL NO. 3

PROPOSAL TO GRANT TO THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-THREE REVERSE STOCK SPLIT OF
THE COMPANY'S AUTHORIZED, ISSUED AND OUTSTANDING COMMON STOCK

The Reverse Stock Split Proposal

On March 21, 2013, the Board of Directors adopted resolutions: (1) declaring that an amendment to the Company's Articles of Incorporation to effect a one-for-three reverse stock split (the “Reverse Stock Split”), as described below, was advisable and in the best interests of the Company and its shareholders and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the Company's shareholders for their approval at the Annual Meeting (the “Reverse Stock Split Proposal”).

If the Reverse Stock Split Proposal is approved by our shareholders, the Board will be granted discretionary authority to amend the Company's Articles of Incorporation to effect the Reverse Stock Split at an exact exchange ratio of one for three. The Board has agreed that it shall exercise its discretionary authority to effect the Reverse Stock Split on or before the 2014 annual meeting of shareholders, or it will re-submit the proposal to shareholders. Concurrently with the Reverse Stock Split, our authorized shares of common stock will decrease by the same ratio as the Reverse Stock Split.

The Board of Directors' decision whether or not (and when) to effect the Reverse Stock Split will be based on a number of factors, including the market price and liquidity of our common stock prior to implementing the Reverse Stock Split. The text of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split is attached to this proxy statement as Appendix B.

Background and Reasons for the Reverse Stock Split Proposal

The Board of Directors is submitting the Reverse Stock Split Proposal to our shareholders for approval with the primary intent of increasing the market price of our common stock. If approved by the shareholders and implemented by the Board of Directors, the Reverse Stock Split should also enhance liquidity. Accordingly, we believe that providing the Board of Directors with the ability to effect the Reverse Stock Split is in the Company's and our shareholders' best interests.

We believe that the Reverse Stock Split, if implemented, will make our common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by our Board of Directors, the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

	Common Stock
	Before the reverse split	After the reverse split
Authorized	100,000,000	33,333,333
Issued and outstanding (1)	43,151,651	14,383,884
Reserved for issuance	971,908	323,969
Authorized but unissued	55,876,441	18,625,480
(1) As of Record Date.

General. If the Reverse Stock Split is approved by the shareholders and the Board of Directors determines to effectuate the Reverse Stock Split, then the number of shares of our common stock that would be outstanding immediately after the Reverse Stock Split, based on 43,151,651 shares of common stock issued and outstanding as of the Record Date, would be 14,383,884, which is a 66.67% reduction in the number of outstanding shares of our common stock.

Effect on Authorized but Unissued Shares of Common Stock and Preferred Stock. Currently, we are authorized to issue up to a total of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock. Concurrently with the Reverse Stock Split, our authorized shares of common stock will decrease by the same ratio as the Reverse Stock Split. If the Reverse Stock Split is approved by the shareholders and the Board determines to effectuate the Reverse Stock Split, then we will be authorized to issue 33,333,333 shares of common stock on a post-Reverse Stock Split basis. Our authorized shares of preferred stock will remain the same.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effect on Options, Warrants and Other Securities. All outstanding options, warrants and other securities entitling their holders to purchase shares of our common stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on an exchange ratio of one for three.

Risks Associated with the Reverse Stock Split

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. In addition, other factors such as the extent of analyst coverage may impact both institutional awareness of and interest in us. As a result, the trading liquidity of the common stock may not necessarily improve.

If the Reverse Stock Split is implemented and the market price of the common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. However, the market price of the common stock will also be based on our financial performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the reduction in the number of shares available in the public market after the Reverse Stock Split could cause the trading market for our common stock to become less liquid even though it will remain listed on The Nasdaq Global Select Market following the Reverse Stock Split.
Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of Articles of Amendment to our Articles of Incorporation with the Secretary of State of the State of North Carolina. The exact timing of the filing of the Articles of Amendment is in the Board's discretion to be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders; provided, however, that the Board has agreed that it shall exercise its discretionary authority to effect the Reverse Stock Split on or before the 2014 annual meeting of shareholders, or it will re-submit the proposal to shareholders. The Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the Articles of Amendment, the Board, in its sole discretion, determines that it is not in our best interest and the best interests of our shareholders to effect the Reverse Stock Split.

After the Effective Time, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934.

Discretionary Authority of Board of Directors to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by the shareholders at any time before the effectiveness of the filing with the North Carolina Secretary of State of Articles of Amendment to the Articles of Incorporation if the Board, in its sole discretion, determines that it is not in our best interest and the best interests of our shareholders to effect the Reverse Stock Split, even if the Reverse Stock Split has been authorized by the shareholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Beneficial Owners of Common Stock and Shareholders Who Hold Shares in Street Name

If the Reverse Stock Split is implemented, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split and making payment for fractional shares. Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Holders of Certificated Shares of Common Stock

If the Reverse Stock Split is approved by the shareholders and the Board determines to effectuate the Reverse Stock Split, the shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by the Company's transfer agent after the effectuation of the Reverse Stock Split. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and to only represent the number of whole shares of post-Reverse Stock Split common stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders of record who otherwise would be entitled to receive fractional shares, will be entitled, upon surrender to the exchange agent of Old Certificates representing such shares, to a cash payment in lieu thereof equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of our common stock, as such price is reported on The Nasdaq Global Select Market on the last trading day prior to the effectuation of the Reverse Stock Split. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore as described herein.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934.

Accounting Matters

The proposed amendment to our Articles of Incorporation will not affect the par value of our common stock, which will remain $1.00 per share. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss would be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material United States federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to United States federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under United States federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, United States expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, United States Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the United States federal income tax consequences of the Reverse Stock Split.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our common stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Reverse Stock Split.

United States Holders

The Reverse Stock Split should be treated as a recapitalization for United States federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon a reverse stock split. Accordingly, the aggregate tax basis in the common stock received pursuant to a reverse stock split would equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

A United States holder who receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the United States holder's tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the United States holder's holding period for our common stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.

United States Information Reporting and Backup Withholding. Information returns generally would be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain United States holders. In addition, United States holders may be subject to a backup withholding tax on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the United States holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-United States Holders

The discussion in this section is addressed to “non-United States holders.” A non-United States holder is a beneficial owner of our common stock who is a foreign corporation or a non-resident alien individual.

Generally, non-United States holders will not recognize any gain or loss upon the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-United States holder's permanent establishment in the United States), (b) with respect to non-United States holders who are individuals, such non- United States holders are present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-United States holders comply with certain certification requirements.

United States Information Reporting and Backup Withholding Tax. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a non-United States holder pursuant to the Reverse Stock Split if the non-United States holder certifies under penalties of perjury that it is a non-United States holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-United States holder's United States federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-United States holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

No Dissenters' Right of Appraisal

Under applicable North Carolina law, our shareholders are not entitled to dissenters' or appraisal rights with respect to the proposed amendment to the Articles of Incorporation to effect the Reverse Stock Split. We will not independently provide our shareholders with any such right.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required to approve the amendment to the Articles of Incorporation to effect the Reverse Stock Split. Accordingly, any abstention or broker non-vote will count as a vote against the Reverse Stock Split Proposal.

The Board of Directors unanimously recommends a vote FOR the proposal to grant the Board discretionary authority to amend the Articles of Incorporation to effect a reverse stock split of our authorized, issued and outstanding common stock at any time and at an exchange ratio of one for three, with the timing of the reverse stock split (if at all) to be determined at the discretion of the Board.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends the ratification of the appointment of Dixon Hughes Goodman LLP ("Dixon Hughes") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Although we are not required to seek shareholder ratification on the selection of our accountants, we believe obtaining shareholder ratification is desirable. The appointment of auditors is approved annually by the Board of Directors and subsequently is being submitted to the shareholders for ratification. The decision of the Board of Directors is based on the recommendation of the Audit Committee. In the event the appointment of Dixon Hughes is not ratified by the required vote, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change during the current year, but the vote would be considered in connection with the engagement of independent auditors for 2014. Even if the shareholders do ratify the appointment, the Board of Directors has the discretion to appoint a different independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interest of the Company and our shareholders. Representatives of Dixon Hughes will be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that the shareholders may have. Neither the firm nor any of its members has any relation with the Company except in the firm's capacity as auditors or as advisors.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

CORPORATE GOVERNANCE

Overview of the Board of Directors

During 2012, the Board of Directors of the Company held 12 regular meetings and four special meetings. All directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he or she served as a director, and (b) the total number of meetings held by all committees of the Board of Directors of the Company on which he or she served.

There is no formal policy regarding attendance at annual shareholder meetings; however, such attendance has always been strongly encouraged. Last year, all directors active at that time attended the 2012 annual meeting of shareholders.

The Company has adopted a Code of Ethics for all employees to resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all senior officers, including the Chief Executive Officer ("CEO"), the Chief Financial Officer ("CFO"), and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Ethics is available on the Company's corporate website located at www.yadkinvalleybank.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our executive officers on that website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Board Leadership Structure and Role in Risk Oversight

We are focused on the Company's corporate governance practices and value independent board oversight as an essential component of strong corporate performance to enhance shareholder value. Our commitment to independent oversight is demonstrated by the fact that all of our directors, except our CEO, are independent under the listing requirements of The NASDAQ Stock Market. In addition, all of the members of our Board of Directors' Executive, Audit, and Nominating and Compensation Committees, except our CEO who is a member of the Executive Committee, are independent under the listing requirements of The NASDAQ Stock Market.

Our Board of Directors believes that it is preferable for one of our independent directors to serve as Chairman of the Board. The person our Board elected as Chairman, Nolan Brown, has been one of our directors since 2004 and is a long-time resident of our primary market area. We believe it is the CEO's responsibility to run the Company and the Chairman's responsibility to run the Board. As directors continue to have more oversight responsibility than ever before, we believe it is beneficial to have an independent Chairman whose sole job with respect to the Company is leading the Board. In making its decision to have an independent chairman, the Board of Directors considered the time that Mr. Towell, who was appointed as the Company's CEO in February 2011 upon the resignation of Mr. William A. Long, will be required to devote as CEO in the current economic environment. By having another director serve as Chairman of the Board of Directors, Mr. Towell will be able to focus his entire energy on running the Company. This will also ensure there is no duplication of effort between the CEO and the Chairman. We believe this structure provides strong leadership for the Board, while also positioning the CEO as the leader of the Company in the eyes of our customers, employees, and other stakeholders.

Our Audit Committee is primarily responsible for overseeing the Company's risk management processes on behalf of the full Board of Directors. The Audit Committee focuses on financial reporting risk and oversight of the internal audit process. It receives reports from management at least quarterly regarding the Company's assessment of risks and the adequacy and effectiveness of internal control systems, as well as reviewing credit and market risk (including liquidity and interest rate risk), and operational risk (including compliance and legal risk). Strategic and reputation risk are also regularly considered by this Committee. The Audit Committee also receives reports from management addressing the most serious risks impacting the day-to-day operations of the Company. Our Director of Internal Audit and General Auditor reports to the Audit Committee through the Chief Credit Officer and meets with the Audit Committee on a quarterly basis in executive sessions to discuss any potential risk or control issues involving management. The Audit Committee reports regularly to the full Board of Directors, which also considers the Company's entire risk profile. The full Board of Directors focuses on the most significant risks facing the Company and the Company's general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the risk policies and limits established by the Board of Directors. While the Board of Directors oversees the Company's risk management, management is responsible for the day-to-day risk management processes. We believe this division of responsibility is the most effective approach for addressing the risks facing our Company and that our board leadership structure supports this approach.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to reexamine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

The Board of Directors of the Company maintains an Executive Committee, Audit Committee, and Nominating and Compensation Committee at the Company level. Since the 2012 annual meeting of shareholders, the Board has also approved two standing committees for the Bank to which certain responsibilities have been delegated. Such committees are the ALCO Committee (formerly known as the ALCO & Mergers & Acquisitions Committee) and the Directors Loan Committee. In addition, in 2012, the Company also appointed a special ad hoc committee called the Capital Committee. The composition and frequency of meetings for these committees during 2012 were as follows:

2012 Committees
	Yadkin Valley Financial Corporation			Yadkin Valley Bank
Name	Executive (0 meetings)	Audit (6 meetings)	Nominating & Compensation (6 meetings)	ALCO (4 meetings)	Directors Loan (13 meetings)	Capital (10 meetings)
Nolan G. Brown	•	•	•	•	•	•
Harry M. Davis	•	•		Chair		Chair
Thomas J. Hall			•		•
James A. Harrell, Jr.			•	•
Larry S. Helms			•		•
Dan W. Hill, III	•	•	Chair			•
James L. Poindexter			•		•
Alison J. Smith	•	Chair		•		•
James N. Smoak		•		•	•	•
Harry C. Spell	•	•		•	•	•
*Joseph H. Towell	•				•	•

*Note: All current directors, other than Joseph H. Towell, who serves as President and CEO of the Company, meet the independence requirements of The NASDAQ Stock Market. William A. Long, the former President and CEO, was not independent under the NASDAQ Stock Market rules.

Shareholders who wish to send communications to the Board of Directors may do so by following the procedure set forth on the “About Us” pages of the Company's website at www.yadkinvalleybank.com.

Executive Committee. The Executive Committee has the ability to exercise all of the Board's authority between board meetings, subject to certain limitations that are required by law or imposed by board resolution. The Executive Committee did not meet in 2012. As of March 25, 2013, the Executive Committee consisted of the Chairman of each of the other Committees of the Company and the Bank as well as our Chairman and Vice Chairman of the Board of Directors, and our President and CEO, as indicated above.

Audit Committee. As outlined in the Audit Committee Charter, which is available on the Company's website located at www.yadkinvalleybank.com, the Audit Committee is responsible for insuring that the Board receives objective information regarding Company policies, procedures, and activities with respect to auditing, accounting, internal accounting controls, financial reporting, and such other Company activities as the Board may direct. The Audit Committee engages a qualified firm of certified public accountants to conduct such audit work as is necessary for this purpose. The Audit Committee held seven meetings during 2012. Please refer to the Audit Committee Report below. The Board of Directors has determined that Nolan G. Brown, Alison J. Smith, and Dr. Harry Davis are Audit Committee financial experts, and has designated each of them as such. Each person's qualifications to serve as an Audit Committee financial expert are listed under “Nominees” above. All of the other members of the Audit Committee satisfy the audit committee independence requirements stated in the rules of The Nasdaq Stock Market.

Nominating and Compensation Committee. The charter for the Nominating and Compensation Committee is available on the Company's website located at www.yadkinvalleybank.com. The Nominating and Compensation Committee performs the dual roles of: (i) identifying individuals qualified to become members of the Board of Directors; and (ii) determining the compensation of the Board of Directors and the executive officers of the Company and providing oversight to the employee benefit plans for the Company. Each member of the Nominating and Compensation Committee is an independent director as that term is defined in the rules of The NASDAQ Stock Market. There are currently six directors who serve on the Nominating and Compensation Committee: Nolan G. Brown (Ex-Officio), Thomas J. Hall, James A. Harrell, Jr., Larry S. Helms, Dan W. Hill, III and James L. Poindexter. The Nominating and Compensation Committee held six meetings during 2012, and an executive session was held in four of those meetings.

The Nominating and Compensation Committee has not established any specific, minimum qualifications that must be met for a person to be nominated to serve as a director, and the Nominating and Compensation Committee has not identified any specific qualities or skills that it believes are necessary to be nominated as a director. The Nominating and Compensation Committee charter provides that potential candidates for the Board are to be reviewed by the Nominating and Compensation Committee and that candidates are selected based on a number of criteria, including a proposed nominee's independence, age, skills, occupation, diversity and experience and any other factors beneficial to the Company in the context of the needs of the Board. The Nominating and Compensation Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, Nominating and Compensation Committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Compensation Committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board heterogeneity, when identifying and recommending director nominees. The Nominating and Compensation Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Committee's goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

In its compensation role, the Nominating and Compensation Committee has two primary responsibilities: (i) assisting the Board of Directors in carrying out its responsibilities in determining the compensation of the Company's Board of Directors and the CEO and executive officers; and (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer financial institutions. The Nominating and Compensation Committee, subject to the provisions of our 2008 Omnibus Stock Ownership and Long Term Incentive Plan (the "2008 Plan") and the Plan, if adopted by the shareholders a the Annual Meeting, also has authority in its discretion to determine the employees to whom stock options and other forms of stock-based incentives shall be granted, the number of shares to be granted to each employee, and the time or times at which options and other forms of stock based incentives should be granted. The CEO makes recommendations to the Nominating and Compensation Committee about equity awards to the Company's employees (other than the CEO).

The CEO reviews the performance of our executive officers (other than the CEO) and, based on that review, the CEO makes recommendations to the Nominating and Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the Nominating and Compensation Committee with respect to his own compensation. The Nominating and Compensation Committee approves all compensation decisions involving the CEO and other executive officers.

Report of Audit Committee

In accordance with its written charter, which is available on the homepage of the Company's website located at www.yadkinvalleybank.com, the Audit Committee supervises the quality and integrity of the accounting, auditing and financial reporting practices of the Company on behalf of the Board. Management has the primary responsibility for preparing the financial statements and managing the reporting process, including the system of internal controls. As required by the Audit Committee Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the Audit Committee, and at least one member has accounting or related financial management expertise, all as required by the rules of The Nasdaq Stock Market. In fulfilling its oversight responsibilities, the Audit Committee discussed and reviewed the audited financial statements in the 2012 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements of the Company.

The Audit Committee discussed and reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees).

In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors' independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors' independence, and considered the compatibility of non-audit services with the auditor's independence.

The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, the overall quality of the Company's financial reporting, and the internal audit function's organization, responsibilities, budget and staffing.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board (and the Board has approved) that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC. The Audit Committee also approved the reappointment of the independent auditors.

This report is submitted by the Audit Committee: Nolan G. Brown, Harry M. Davis, Dan W. Hill III, Alison J. Smith (Chair), James N. Smoak, and Harry C. Spell.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

The following table summarizes for the fiscal years ended December 31, 2012, 2011 and 2010, the current and long-term compensation for the CEO and the two most highly compensated executive officers other than the CEO for the year ended December 31, 2012. Each component of compensation is discussed in further detail in the footnotes following the table.

Summary Compensation Table

The following table summarizes for the fiscal years ended December 31, 2012 and 2011, the current and long-term compensation for the CEO, the CFO and the most highly compensated executive officers other than the CEO and CFO. Each component of compensation is discussed in further detail in the footnotes following the table.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
Joseph H. Towell	2012	425,000	345,000	—	250,000	—	36,281	1,056,281
President and Chief	2011	325,000	85,400	—	—	—	36,490	446,890
Executive Officer

Jan H. Hollar	2012	240,000	138,000	—	70,000	—	26,143	474,143
Executive Vice President	2011	205,000	24,400	—	—	—	13,128	242,528
& Chief Financial Officer

W. Mark DeMarcus	2012	300,000	184,000	—	70,000	—	40,609	594,609
Executive Vice President	2011	220,000	48,800	—	—	—	40,206	309,006
& Chief Operating Officer

(1)
Please refer to Footnote 12 in the Consolidated Financial Statements in the Company's Form 10-K for the year ended December 31, 2012 for a discussion of the assumptions made in the valuation of the option awards.

(2)	Details on the amounts reported for “All Other Compensation” in 2012 are set forth in the following supplementary table:

Details on All Other Compensation Reported in the Summary Compensation Table for 2012

Named Executive Officer (1)	Auto Provision ($)	Country Club/ Membership and Dues ($)	Medical Insurances ($)	Employer 401(k) Match ($)	Total ($)
Joseph H. Towell	10,249	5,330	13,404	7,298	36,281
Jan H. Hollar	12,964	—	6,553	6,626	26,143
W. Mark DeMarcus	12,055	6,238	16,789	5,527	40,609
(1)     None of the above listed individuals received director's fees for 2011.

Outstanding Equity Awards at Fiscal Year-End

The Outstanding Equity Awards at Fiscal Year-End Table below reflects each named executive officer's equity award holdings at December 31, 2012 on an individual award basis.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Joseph H. Towell	10,000	—	14.91	2/19/2018	185,000	543,900	—	—

Jan H. Hollar	3,000	2,000	3.84	12/8/2019	66,667	196,001	—	—

W. Mark DeMarcus	8,517	—	10.21	3/18/2018	93,334	274,402	—	—

(1)	These options vest at 20% each year, beginning on the first anniversary of the grant date.

(2)
Restricted shares not vested includes shares issued with performance and service conditions. Vesting of these shares is based on achieving certain earnings per share and credit performance standards and requires a minimum of two years of service. Performance based restricted shares not vested are as follows: Towell: 150,000; Hollar: 60,000; and DeMarcus: 80,000.

Terms of Named Executive Officer Employment Agreements

The Company has employment agreements with most of its senior executive officers. In November 2010, the Bank and Joseph H. Towell, President and CEO of the Bank, entered into an amendment to the amended and restated employment contract entered into in December 2008 (the “Towell Agreement”) to extend the term to three years. In June 2010, the Company and the Bank entered into an employment contract with Jan H. Hollar, CFO of the Company and the Bank (the “Hollar Agreement”), for a term of one year. The Hollar Agreement was amended in November 2010 to extend the term of the employment contract from one year to three years. In November 2010, the Company and the Bank entered into an employment contract with W. Mark DeMarcus, the Chief Operating Officer of the Bank (the “DeMarcus Agreement”, together with the Towell Agreement and the Hollar Agreement, the "Employment Agreement"), for a term of three years.

On each anniversary of the effective date of each Employment Agreement, the term of the Employment Agreement is automatically extended for an additional one year period beyond the then effective expiration date unless written notice from the Bank or the officer is received 90 days prior to the anniversary date advising the other that the Employment Agreement shall not be further extended. The officers have the option to terminate the Employment Agreements upon 60 days' written notice to the Bank. While each officer is employed by the Bank and for one year following termination of employment for Messrs. Towell, and DeMarcus, and for two years following termination of employment for Ms. Hollar, the Employment Agreements prohibit each officer from competing with the Bank.

The Company participated in the Troubled Asset Relief Program Capital Purchase Program (the "CPP"), which limited certain types of executive compensation that could be provided to executives until the U.S. Treasury sold all of its Fixed Rate Cumulative Preferred Stock, Series T and Series T-ACB to private investors through a registered public offering on September 18, 2012. As of September 18, 2012, the CPP constraints on executive compensation ceased to be applicable to the Company.

Under the Employment Agreements, the officers receive an annual cash salary, with annual adjustments and discretionary bonuses, which were subject to the CPP constraints until September 28, 2012, as determined by the Board of Directors. Under the Employment Agreements, each officer is also entitled to all fringe benefits generally provided by the Bank to its employees and its executive officers.

Under the terms of the Employment Agreements, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after a “change in control,” there has been a material diminution in (i) his base compensation, (ii) his authority, duties, or responsibilities, (iii) the authority, duties, or responsibilities of the person to whom he is required to report, (iv) the budget over which he retains authority or either a (v) material change in the geographic location at which he must perform the services or (vi) any other action or inaction that constitutes a material breach by the Company or Bank of the Employment Agreement. A “change of control” is defined to mean as defined by Treasury Regulation § 1.409A-3(i)(5) as to the Company or the Bank.

The Bank has the right, under each Employment Agreement, to reduce any such payments as necessary under the Internal Revenue Code to avoid the imposition of excise taxes on the officer or the disallowance of a deduction to the Bank. See Post-Employment Benefits - Potential Payments Upon Termination following a Change in Control below for a further discussion of these payments.

As discussed above, the Company participated in the CPP established under TARP until September 18, 2012. As required by the terms of the CPP, our senior executive officers entered into agreements with the Company that amended the executive compensation programs that such officers participate in. These agreements ceased to be effective as of September 18, 2012.

Post-Employment Benefits

If a named executive officer exercises any vested stock options held by the officer on or before the final date of employment, they may realize gain on the difference between the exercise price and the fair market value of the stock options. See Outstanding Equity Awards at Fiscal Year-End above for a listing of each officer's stock option holdings. Using the fair market value of the Company's common stock as of December 31, 2012, there would have been no gain due to a decrease in the stock price. Pursuant to the terms of their employment agreements, in the event a named executive officer's employment is terminated by the Company for any reason other than for cause, or in the event of certain events following a change in control, the officers will continue to receive certain payments, as described below. The named executive officers had waived this right until the CPP constraints ceased to be applicable on September 18, 2012.

Potential Payments Upon Termination following a Change in Control

Under the terms of the Employment Agreements with Mr. Towell, Ms. Hollar, or Mr. DeMarcus upon the occurrence of the events constituting termination of employment described above under Terms of the Employment Agreements, the Bank has agreed to pay each officer an amount equal to 2.99 times his or her “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code. This compensation is payable in a single lump sum payment due 15 days following his or her termination.

Upon the effective date of a reorganization, merger, or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Company to another person or entity, or the acquisition of stock representing more than 25% of the voting power of the capital stock of the Company then outstanding by another corporation, bank, other entity or person, other than pursuant to a merger in which the Company is the surviving entity (any such transaction being hereinafter referred to as a “Change in Control Transaction”), the Nominating and Compensation Committee may, in its absolute discretion, declare all or any part of the options granted under the Company's 2008 Plan immediately exercisable in full, and they may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction.

Potential Payments Upon Termination Without Cause

In the event the employment of Towell, Hollar, or DeMarcus is terminated by the Bank for any reason other than for Cause, their employment agreements provide that the Bank will pay their base annual salary for the remaining term of the Employment Agreement, subject to a potential six-month delay for tax compliance. Termination for Cause is defined to include termination because of the officer's personal dishonesty or moral turpitude, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the employment agreement.

Potential Payments Upon Death

In the event the employment of Towell, Hollar, or DeMarcus are terminated upon their death, their employment agreements provide that the Bank will pay the officer's estate within 30 days of the officer's death compensation due through the last day of the calendar month in which the officer's death occurred and for a period of one month thereafter.

Directors Compensation

The following table sets forth certain information regarding the compensation paid by the Bank to our directors during the fiscal year ended December 31, 2012.

2012 Director Compensation
Name	Fees earned or Paid In Cash ($)	Non-qualified Deferred Compensation ($)	Total ($)

Nolan G. Brown	36,938	—	36,938
Harry M. Davis	29,703	—	29,703
Thomas J. Hall	24,688	—	24,688
James A. Harrell, Jr.	21,250	—	21,250
Larry S. Helms	25,375	—	25,375
Dan W. Hill, III	28,180	—	28,180
James L. Poindexter	24,750	—	24,750
Alison J. Smith	28,475	—	28,475
James N. Smoak	32,538	—	32,538
Harry C. Spell	31,937	—	31,937
Joseph H. Towell	—	—	—
C. Kenneth Wilcox	7,052	—	7,052

(1)	Mr. Wilcox retired from the Board of Directors at the expiration of his term on May 17, 2012.

The annual retainer fee for service on the Board of Directors is $7,500 and the Board meeting attendance fee is $750. The amount for committee meetings is $250 per hour.

The Company offers a Directors Deferred Compensation Plan which allows each director to make an annual election to defer receipt of all or any portion of their directors' fees in the form of cash or stock. If the deferral is in cash, it earns interest at a rate equal to the 10 Year T-Bill Rate. If the deferral is in stock, it is invested by the trustee in the Company's common stock purchased on the open market. No director is currently participating in the plan.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information as of March 14, 2013, unless otherwise specified, with respect to shares of our Common Stock beneficially owned by: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each director, each director nominee and each executive officer named in the Summary Compensation Table and (3) all directors and executive officers as a group. This information has been provided by each of the directors and executive officers at our request or derived from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Beneficial ownership of securities means the possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security). Unless otherwise indicated, to the Corporation's knowledge the beneficial owner has sole voting and dispositive power over the shares.

Beneficial Owners of More Than 5% of our Common Stock:

Name (1)	Shares Beneficially Owned	Percent
Ithan Creek Master Investors (Cayman) L.P. (2)	2,270,443	5.51%
Wellington Management Company, LLP (3)	4,044,976	9.82%

(1)
On February 15, 2013, Mendon Capital Advisors Corp. (“Mendon”) filed a Schedule 13G with the SEC reporting beneficial ownership of 5.52% of the Company's outstanding shares of common stock. However, based on the number of shares of common stock beneficially owned Mendon and the accurate number of shares of Company common stock outstanding on February 15, 2013, the Company believes Mendon beneficially owned less than 5% of the Company's outstanding shares of common stock at February 15, 2013. As a result, the Company has not included Mendon in the beneficial ownership table above.

(2)	The above information is based on a Schedule 13G filed with the SEC on January 7, 2013.

(3)
The above information is based on a Schedule 13G filed with the SEC on February 14, 2013. The shares include the shares held by Ithan Creek Master Investors (Cayman) L.P., as Wellington Management Company, LLP is its investment adviser.

Beneficial Ownership of Directors, Director Nominees and Executive Officers:

Name	Shares Beneficially Owned (1)	Percent (2)
Nolan G. Brown (director)	270,126	*	%
Harry M. Davis (director)	45,774	*	%
W. Mark DeMarcus (Executive Vice President & Chief Banking Officer) (3)	134,247	*	%
Thomas J. Hall (director)	55,995	*	%
James A. Harrell, Jr. (director) (4)	83,796	*	%
Larry S. Helms (director)	28,881	*	%
Dan W. Hill, III (director)	163,410	*	%
Jan H. Hollar (Executive Vice President & CFO) (5)	142,959	*	%
James L. Poindexter (director)	141,827	*	%
Alison J. Smith (director)	113,699	*	%
James N. Smoak (director)	216,536	*	%
Harry C. Spell (director)	378,770	*	%
Joseph H. Towell (President & CEO) (6)	358,896	*	%
All directors & executive officers as a group (13 persons)	2,134,916	5.19%

* Indicates less than 1% ownership

(1) For each individual listed above, the beneficial ownership includes the following options to acquire the indicated number of shares that are exercisable within 60 days of December 31, 2012: DeMarcus - 8,517; Hall - 4,258; Helms - 4,258; Hollar - 3,000; Smith - 4,258; Towell - 10,000; directors and principal officers as a group 34,291 shares. To the Company's knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following shares, which the individual indicates that he or she shares voting and/or investment power: Harrell - 28,477; Poindexter - 52,887; Spell - 56,993; directors and principal officers as a group - 138,357 shares.

(2) The ownership percentage of each individual is calculated based on the total of 41,186,651shares issued and outstanding as of March 25, 2013, plus the number of shares that can be issued to that individual within 60 days of December 31, 2012, upon the exercise of stock options held by the individual. The ownership percentage of the group is based on the total shares outstanding plus the number of shares that can be issued to the entire group within 60 days of December 31, 2012, upon the exercise of all stock options held by the group.

(3) Includes 13,334 shares of unvested restricted stock awarded on February 17, 2011 to vest over a three-year period and 80,000 unvested shares of restricted stock awarded March 15, 2012.

(4) Stock held by our Amended and Restated Director Deferred Compensation Plan (the "DDCP") is beneficially owned by its plan administrator. For Mr. Harrell, the table includes the number of shares held for his account, being all the shares held in the DDCP, which equals 12,184 shares as of March 25, 2013.

(5) Includes 6,667 shares of unvested restricted stock awarded on February 17, 2011 to vest over a three-year period and 60,000 unvested shares of restricted stock awarded March 15, 2012.

(6) Includes 11,667 shares of unvested restricted stock awarded on February 17, 2011 to vest over a three-year period and 150,000 unvested shares of restricted stock awarded March 15, 2012.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Nominating and Compensation Committee during fiscal 2012 were: Nolan G. Brown (Ex-Officio), Thomas J. Hall, James A. Harrell, Jr., Larry S. Helms, Dan W. Hill, III and James L. Poindexter. No member of this committee was at any time during fiscal 2012 or at any other time an officer or employee of the Company, and no member of this committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Nominating and Compensation Committee during fiscal 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has had, and expects to have in the future, transactions in the ordinary course of the Company's business with directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of the Company's business, on substantially the same terms, including (in the case of loans) interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with persons not related to the lender, and have not involved more than normal risks of collectability or presented other unfavorable features.

As required by the rules of The NASDAQ Stock Market, the Company conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions must be approved by the Company's Audit Committee. For purposes of this review, related party transactions include all transactions that are required to be disclosed pursuant to SEC regulations. In addition to the rules of The NASDAQ Stock Market and the related SEC regulations, the Company's ethics policy prohibits executive officers and directors from engaging in transactions when there is a conflict with their duty to protect the Company's interest that will lead to any personal gain or benefit.

The Company annually requires each of its directors and executive officers to complete a directors' and officers' questionnaire that elicits information about related person transactions and uses this information to make a formal determination regarding each director's independence under The NASDAQ Stock Market listing standards and applicable SEC rules. The Company's Audit Committee, which consists entirely of independent directors, annually reviews all transactions and relationships disclosed in the director and officer questionnaires.

    In addition, the Bank is subject to the provisions of Section 23A of the Federal Reserve Act, which places limits on the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and on the amount of advances to third parties collateralized by the securities or obligations of affiliates. The Bank is also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) forms were filed in a timely manner.
OTHER MATTERS
The Board of Directors knows of no other business to be presented at the Annual Meeting. If matters other than those described herein should properly come before the Annual Meeting, the persons named in the form of proxy intend to vote at the Annual Meeting in accordance with their best judgment on such matters. If you specify a different choice on your proxy, your shares will be voted in accordance with the specifications so made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company's independent auditors for the year ended December 31, 2012 were Dixon Hughes Goodman LLP (“Dixon Hughes”).  The Audit Committee of the Board has also selected Dixon Hughes to serve as the independent certified public accountant for the year ending December 31, 2013.  Representatives of Dixon Hughes will be present at the annual meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Audit fees. Audit fees include fees billed to the Company by Dixon Hughes in connection with the annual audit of the Company's financial statements, review of the Company's interim financial statements, attest services provided pursuant to Section 404 of the Sarbanes-Oxley Act, FIDICIA attest services, and services provided in connection with the Company's filing of various registration statements.  The aggregate fees billed and expected to be billed to the Company by Dixon Hughes for audit services rendered to the Company for the fiscal years ended December 31, 2012 and 2011 were $488, 214 and $402,500, respectively.

Audit-Related fees. Audit-related services include audits of the Company's employee benefit plans, other attest services and accounting consultations.  The aggregate fees billed to the Company by Dixon Hughes for audit-related services during the fiscal years ended December 31, 2012 and 2011 were $18,000 and $23,530, respectively.

Tax fees. Tax fees include corporate tax compliance, as well as counsel and advisory services.  The aggregate fees billed to the Company by Dixon Hughes for tax related services during the fiscal years ended December 31, 2012 and 2011 were $59,935 and $50,675, respectively.

In accordance with its Audit Committee Charter, the Company's Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company's independent auditors and the fees charged.
SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING
A shareholder who wishes to present a proposal for inclusion in the proxy materials relating to the Company's Annual Meeting of Shareholders to be held in 2014 should ensure that such proposal is received by the Company's Corporate Secretary at 300 E. Broad Street, Statesville, North Carolina 28677, no later than January 23, 2014. After that date, the proposal will not be considered timely. Shareholders submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934.
If a shareholder desires to make a proposal at an annual meeting and does not intend to include the proposal in the Company's proxy statement, the Company's bylaws require that the shareholder submit information regarding the proposal, together with the proposal, to the Company at least 60 days prior to the annual meeting of shareholders at which such proposal is to be presented.

FORWARD LOOKING STATEMENTS
Statements contained in this proxy statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this proxy statement. The forward-looking statements are made as of the date of this proxy statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.
We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended, and in our other current and subsequent filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC are available to the public on the Internet at the SEC's website at www.sec.gov . You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, NE, Washington D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room and their copy charges.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders: This Proxy Statement is available at http://www.proxyvote.com. This proxy statement and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2012 are also available for viewing on the Internet at www.yadkinvalleybank.com. If you view the proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible. Directions to the Annual Meeting can be obtained by calling (704) 768-1125 or by visiting our website at www.yadkinvalleybank.com.

Appendix A

YADKIN VALLEY FINANCIAL CORPORATION
2013 EQUITY INCENTIVE PLAN

Section 1. Effective Date; Duration; General Purpose of Plan; Definitions.

The name of this plan is the Yadkin Valley Financial Corporation 2013 Equity Incentive Plan (the “Plan”). The Plan was approved by the Company's Board of Directors on March 21, 2013 (the “Effective Date”), subject to approval by the shareholders of the Company at the first annual meeting of shareholders held following the adoption by the Board, or at any special meeting of the shareholders duly called. Awards may be granted prior to shareholder approval, but no Award may be exercised or settled until the Plan is approved by the shareholders and, if the Plan is not so approved by December 31, 2013, the Plan, and all Awards granted under the Plan shall be null and void.

The Plan shall remain in effect, subject to the right of the Company's Board to amend or terminate the Plan at any time pursuant to Section 11, until all Shares subject to the Plan shall have been purchased or granted according to the Plan's provisions. However, no Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards granted under the Plan prior to the tenth anniversary of the Effective Date may extend beyond the tenth anniversary of the Effective Date pursuant to the terms of the Award as provided for under the Plan and the terms of the applicable Award Agreement

The purpose of the Plan is to enable the Company and its Subsidiaries to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants to increase shareholder value and therefore further align the interests of the Participants with those of the shareholders to benefit all shareholders of the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)“Affiliate” means the Company and any corporation, trade or business if it and the Company are members of a controlled group of corporations, or are under common control or are members of an affiliated service group or are otherwise aggregated, within the meanings of Sections 414(b), 414(m) and 414(o) of the Code.

(b)“Administrator” means the Board and/or the Committee, as the case may be, to the extent that it administers the Plan, as set forth in Section 2 below.

(c)“Award” means any award granted under the Plan as further described in Sections 6, 7, and 8 below.

(d)“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions applicable to the Award.

(e)“Board” means the Board of Directors of the Company.

(f)“Cause” shall mean with respect to the Company or any Subsidiary which employs the Participant or for which such Participant primarily performs services, (i) the commission by the Participant of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Administrator shall, in good faith, deem to have resulted in the Participant becoming unbondable under the Company's or the Subsidiary's fidelity bond; (ii) the willful engaging by the Participant in misconduct which is deemed by the Administrator, in good faith, to be materially injurious to the Company or any Subsidiary, monetarily or otherwise, including, but not limited to, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any Subsidiary and competing with the Company or its Subsidiaries, or soliciting employees, consultants or customers of the Company of any Subsidiary in violation of law or any employment or other agreement to which the Participant is a party; or (iii) the willful and continued failure or habitual neglect by the Participant to perform his or her duties with the Company or the Subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the Subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the Participant shall be deemed be “willful” unless done or omitted to be done by Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company and/or the Subsidiary. Notwithstanding the foregoing, if the Participant has entered into an employment agreement or change in control severance agreement that is binding as of the date of employment termination, and if such agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to the Participant in this Plan. “Cause” under either (i), (ii) or (iii) shall be determined by the Administrator. The determination of "Cause" may be made by the Administrator solely for purposes of this Plan and without regard to any other purpose of the Company.

(g)“Change in Control” means the first to occur of any one of the events:

(i)The date that any Person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a beneficial owner (as such term is defined in Rule 13d (3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”)

(ii)The date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) beneficial ownership of securities of the Company representing 30% or more of the combined voting power of the Company's Voting Securities; any plan or proposal for the dissolution or liquidation of the Company is adopted by the shareholders of the Company;

(iii)The date that a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election (the “Incumbent Board”); provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iv)The date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) assets from the Company having a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company and its Subsidiaries; or

(v)provided, however, that the event described in paragraph (i), (ii), (iii) or (iv) above shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (1) by the Company or any Subsidiary; (2) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (3) by any underwriter temporarily holding securities pursuant to an offering of such securities; or (4) pursuant to any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant).

In addition, for any Award that constitutes deferred compensation under Section 409A of the Code, a Change of Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred in compliance with Section 409A of the Code. The Board shall determine whether and when a Change in Control occurs and, for purposes of any Award that constitutes deferred compensation under Section 409A of the Code, consistent with the objective, ministerial requirements of Treasury Regulation Section 1.409A-3(i)(5)(i).
(h)“Code” means the Internal Revenue Code of 1986 or any successor thereto.

(i)“Committee” means the Nominating and Compensation Committee of the Board or, if applicable, any other committee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan may be exercised by the Committee. The Committee shall be comprised of three or more “outside” directors, within the meaning of section 162(m) of the Internal Revenue Code, who are also “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and “independent directors” as defined by NASDAQ Listing Rule 5605(a)(2).

(j)“Common Stock” or “Stock” means the common stock, par value $1.00 per share, of the Company.

(k)“Company” means Yadkin Valley Financial Corporation, a North Carolina corporation (or any successor corporation that assumes this Plan, either contractually or by operation of law).

(l)"Dividend Equivalent" means a right, granted to an Eligible Recipient to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(m)“Eligible Recipient” means an officer, director, or employee of the Company or any Subsidiary.

(n)“Exercise Price” means the per Share price at which a Participant holding an Award of Options may purchase Shares issuable with respect to such Award of Options, if any.

(o)“Fair Market Value” means the per share closing price of the Stock as reported on the applicable composite transactions report of an applicable stock exchange, including the NASDAQ stock exchange or, if the Stock was traded over-the-counter, then the average of the last reported representative bid and asked prices quoted for such date, provided, however, that if on the date Fair Market Value is to be determined there are no transactions in the Stock, Fair Market Value shall be determined as of the immediately preceding date or dates on which there were representative transactions in the Stock; provided further, however, that if the foregoing provisions are not applicable, the Fair Market Value of a share of the Stock as determined by the Administrator by the reasonable application of such reasonable valuation method, consistently applied, as the Administrator deems appropriate; provided further, however, that, with respect to ISOs, such Fair Market Value shall be determined subject to Section 422(c)(7) of the Code. This definition is intended to comply with the definition of “fair market value” contained in Treasury Regulation Section 1.409A-1(b)(5)(iv) and should be interpreted consistently therewith.

(p)“Grant Date” means the later of (a) the date on which the Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Administrator or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

(q)“Incentive Stock Option” or “ISO” means any Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(r)“Nonqualified Stock Option” or “NQSO” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(s)“Option” means an option to purchase Shares granted pursuant to Section 6 of the Plan.

(t)“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 of the Plan, to receive an Award.

(u)“Performance Goals” means the restrictions, based upon the achievement of performance goals, established by the Administrator. Such performance goals may include: earnings and earnings per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); net income and net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); pre-tax, pre-provision earnings and pre-tax, pre-provision earnings per share; core pre-tax, pre-provision earnings and core pre-tax, pre-provision earnings per share; pre-tax, pre-provision earnings or core pre-tax, pre-provision earnings to risk-weighted assets; revenues; profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures, in total or with respect to specific categories or business units); operating or cash earnings and operating or cash earnings per share; cash (cash flow, cash generation or other cash measures); return measures (including, but not limited to, total stockholder return, return on average assets, return on average stockholders' equity, return on investment and cash return on tangible equity); net interest income; net interest income on a tax equivalent basis; net interest margin; net interest margin on a tax equivalent basis; net non-interest expense to average assets; interest-sensitivity gap levels; expense targets, efficiency ratio or other expense measures; assets under management; levels of assets, loans (in total or with respect to specific categories of loans) and/or deposits (in total or with respect to specific categories of deposit accounts, and with respect to number of account relationships or account balance amounts); market share; growth in target market relationships; investments; value of assets; asset quality levels; charge-offs; loan-loss reserves; non-performing assets; business expansion or consolidation (acquisitions and divestitures); strategic plan development and implementation; internal rate of return; share price; regulatory compliance; satisfactory internal or external audits; book value and book value per share; tangible stockholders' equity and tangible book value per share; tangible common equity and tangible common equity per share; tangible common equity to tangible assets; tangible common equity to risk-weighted assets; improvement of financial ratings; and achievement of balance sheet or income statement objectives, or other financial accounting or quantitative objectives established by the Administrator. Any performance goal(s) may be used to measure the performance of the Company as a whole or any subsidiary or business unit of the Company or any combination thereof, as the Administrator may deem appropriate. Performance for any goal can be measured on an absolute basis (i.e., versus the Company's budget or prior year result) or relative to a peer group or industry index, as well as over a 1-year or multi-year period. In any event, the Administrator shall have the authority to adjust any Performance Goal for unusual or non-recurring events in any manner permitted under Section 162(m) of the Code.

(v)“Performance Period” is a period not less than one calendar year, beginning not earlier than the year in which such Performance Award is granted, which may be referred to herein and by the Administrator by use of the calendar year in which a particular Performance Period commences; provided however that the Administrator shall have the authority to adjust a Performance Period for unusual or non-recurring events to a period of not less than six months.

(w) “Permanent and Total Disability” shall have the same meaning as given to that term by Treasury Regulation Section 1.409A-3(i)(4) and any regulations or rulings promulgated thereunder or, with respect to any Award that does not constitute deferred compensation under Section 409A of the Code, disabled within the meaning of Section 22(e)(3) of the Code.

(x)“Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 7 of the Plan.

(y)“Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 3 or 4 of the Plan, and any successor security.

(z)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(aa)“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

(ab)“Treasury Regulations” means regulations promulgated by the United States Department of Treasury pursuant to the Code, including proposed or temporary regulations as applicable.

Section 2. Administration.

The Plan shall be administered by the Administrator which shall be the Board or the Committee designated by the Board (unless and to the extent that the Board directs the Committee not to administer the Plan). Pursuant to the terms of the Plan, the Board or the Committee, as the case may be from time to time, shall serve as the Administrator and shall have the power and authority:

(a)to select those Eligible Recipients who shall be Participants;

(b)to determine whether and the extent to which Awards are to be granted to Participants under the Plan;

(c)to determine the number of Shares to be covered by or subject to each Award granted under the Plan;

(d)to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted under the Plan; and

(e)to determine the terms and conditions, not inconsistent with the terms of the Plan, that shall govern all written instruments evidencing Awards granted under the Plan, including Award Agreements.

The Administrator shall have the authority, in its sole discretion, to: adopt, alter, and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; correct any defect, supply any omission, reconcile any inconsistency, and resolve any ambiguity in, and otherwise interpret, the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and otherwise supervise the administration of the Plan. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.
Notwithstanding the above, and subject to Sections 3, 4, 6, 9, 10, and 13, outstanding Options granted under the Plan shall not be repriced without approval by the Company's shareholders. In particular, neither the Board nor the Administrator may take any action: (1) to amend the terms of an outstanding Option to reduce the Exercise Price thereof, cancel an Option and replace it with a new Option with a lower Exercise Price, or that has an economic effect that is the same as any such reduction or cancellation or (2) to cancel an outstanding Option having an Exercise Price above the then-current Fair Market Value of the Stock in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the shareholders of the Company of such action.
Section 3. Shares Subject to the Plan.

Subject to Section 4 of the Plan, the total number of Shares reserved and available for issuance under the Plan shall be 900,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options under the Plan. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

(a)Options. The maximum aggregated number of Shares that may be subject to Options granted in any calendar year to any one Participant shall be 900,000 Shares. In addition, the maximum aggregate number of ISOs that may be issued under the Plan is 900,000 Shares.

(b)Restricted Stock or Restricted Stock Units. The maximum aggregate number of Shares that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any calendar year to any one Participant shall be 900,000 Shares.

(c)Compliance with Section 162(m) of the Code. To the extent required by Section 162(m) of the Code, Shares subject to Options which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding.

(d)    Reissuance of Shares. Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of Shares thereunder or if Shares are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the Shares subject to such Awards and the forfeited or reacquired Shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of the Award, or (ii) covered by an Award that is settled in cash or in a manner that some or all of the Shares covered by the Award are not issued, shall among other actions, result in such Shares being available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common stock subject or paid with respect to an Award.

(e)    Performance Goals. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals, including, but not limited to, the purpose of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code. When granting any Award other than an Option or SAR, the Administrator may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award, and (ii) the Administrator wishes such Award to qualify for exemption under Section 162(m) of the Code, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation

(including, without limitation, that all such Awards be granted by a committee composed solely of “outside directors”). To the extent required to comply with Section 162(m) of the Code, no later than 90 days following the commencement of a Performance Period or, if earlier, by the expiration of 25% of a Performance Period, the Administrator will designate one or more Performance Periods, determine the Participants for the Performance Periods and establish the Performance Goals for the Performance Periods. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified for such Award. In the event that applicable tax and/or securities laws change to permit the Administrator discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator may follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code. Notwithstanding any other provision of the Plan, payment or vesting of any Performance Award shall not be made until the applicable Performance Goals have been satisfied and any other material terms of such Award were in fact satisfied. The Administrator shall certify in writing the attainment of each Performance Goal. Notwithstanding any provision of the Plan to the contrary, with respect to any Performance Award, (a) the Administrator may not adjust, downwards or upwards, any amount payable, or other benefits granted, issued, retained, and/or vested pursuant to such an Award on account of satisfaction of the applicable Performance Goals; provided that the Administrator may reduce or eliminate the performance compensation or other economic benefit that was due upon attainment of the Performance Goal (exercise of “negative discretion”) but such decrease does not increase the amount payable to any other employee, and (b) the Administrator may not waive the achievement of the applicable Performance Goals, except in the case of the Participant's death or disability, or a Change in Control.

(f)    Substitute Awards. Notwithstanding any other provision of the Plan to the contrary, the Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed and approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Administrator without any further action by the Administrator, and the persons holding such awards shall be deemed to be the Participants.

(g)     Administrator's Discretion to Accelerate Vesting of Awards. Except upon the occurrence of a Change in Control (which is governed by the provisions of Section10 hereof), the Administrator may, in its discretion and as of a date determined by the Administrator, fully vest any or all Awards awarded to a Participant pursuant to an Award and, upon such vesting, all restrictions applicable to such Award shall terminate as of such date. Any action by the Administrator pursuant to this section may vary among individual Participants and may vary among the Awards held by any individual Participant. Notwithstanding the preceding provisions of this section, the Administrator may not take any action described in this section (i) with respect to an Award that has been granted to a “covered Employee” (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if such Award is intended to meet the exception for performance-based compensation under Section 162(m) of the Code, or (ii) if such action shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.

(h)    Forfeiture by Order of Regulatory Agency. If the Company's or any of its financial institution Subsidiaries' capital falls below the minimum requirements contained in 12 CFR Section 3 or below a higher requirement as determined by the Company's or such Subsidiary's primary bank regulatory agency, such agency may direct the Company to require Participants to exercise or forfeit some or all of their Awards. All Awards granted under this Plan are subject to the terms of any such directive.

Section 4. Corporate Transactions.

Subject to the provisions of Section10 hereof relating to a Change in Control, in the event of any merger, consolidation, combination, reorganization, recapitalization, reclassification, extraordinary cash dividend, stock dividend, stock split, reverse stock split, or other change in corporate structure, the Administrator shall make an equitable substitution or proportionate adjustment in (i) the aggregate number of Shares reserved for issuance under Section 3 of the Plan, and (ii) the kind, number, and Exercise Price of Shares (or other cash or property) issuable with respect to outstanding Options granted under the Plan (which may become, without limitation, shares of an acquiring entity or other successor corporation that assumes this Plan), and (iii) the kind and number, if any, of Shares subject to any outstand-ing Awards of Restricted Stock granted under the Plan (which may become, without limitation, shares of an acquiring entity or other successor corporation that assumes this Plan), and (iv) the kind and number, if any, of Shares subject to any other outstanding Award granted under the Plan (which may become, without limitation, shares of an acquiring entity or other successor corporation that assumes the

Plan), in each case as may be determined by the Administrator, in its sole discretion; provided, that with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder; and provided, further, that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.

Section 5. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients and the Administrator may establish, from time to time, such general eligibility criteria as the Administrator may deem appropriate. The Administrator shall have the authority to grant Awards under the Plan to the Eligible Recipients; provided, however, that only current employees employee within the meaning of Section 422(a)(2) of the Code may be granted ISOs.

Section 6. Options.

Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be substantially in the form as the Administrator may from time to time approve, and the provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted in connection with such Award Agreement.

Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. If and to the extent any Option granted under the Plan that is intended to qualify as an ISO does not qualify as an ISO, such Option shall constitute a separate NQSO. A grant of an ISO can only be made to an Eligible Recipient who is also an employee within the meaning of Section 422(a)(2) of the Code.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsis-tent with the terms of the Plan, as the Administrator shall deem desirable:

(a)Option Exercise Price. The Exercise Price of Shares issuable with respect to an Option shall be determined by the Administrator in its sole discretion, provided, however, that such Exercise Price shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an ISO is granted to such Participant, the Exercise Price of such ISO shall be no less than 110% of the Fair Market Value on the Grant Date of such Option.

(b)Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than 10 years after the Grant Date of such Option; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an ISO is granted to such employee, the term of such ISO (to the extent required by the Code at the time of grant) shall be no more than five years from the Grant Date.

(c)Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant. Specifically such terms and conditions may include (1) the attainment of one or more Performance Goals established by the Administrator, (2) the Participant's continued employment with the Company or any Subsidiary, or continued service as a director of the Company or any Subsidiary, for a specified period of time, (3) the occurrence of any other event or the satisfaction of any other condition specified by the Administrator in its sole discretion, or (4) a combination of any of the foregoing. The Administrator may provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, all in its sole discretion. An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than three months after the date of a Participant's termination of employment if termination was for reasons other than death or disability, (ii) more than one year after the date of a Participant's termination of employment if termination was by reason of disability, or (iii) more than six months following the first day of a Participant's leave of absence that exceeds three months, unless the Participant's reemployment rights are guaranteed by statute or contract.

(d)Method of Exercise. Subject to Sections 6(c) and 9 of the Plan, vested Options may be exercised in whole or in part at any time during the Option term, by giving notice as described in the applicable Award Agreement. As determined by the Administrator in its sole discretion, payment in whole or in part may also be made: (i)in cash, (ii) to the extent permitted by applicable law, by means of any cashless exercise procedure approved by the Administrator, including by means of a net exercise whereby the Company issues net Shares and the remaining balance of the Shares to satisfy the Participant's tax withholding obligations; (iii) in the form of unrestricted shares of Common Stock already owned by the Participant (based on the Fair Market Value on the date the Option is exercised); provided, however, that in the case of an ISO, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant; (iv) any other form of consideration approved by the Administrator and permitted by applicable law; or (v) any combination of the foregoing.

A Participant shall generally have the rights to dividends and any other rights of a shareholder with respect to the Shares subject to the Option only after the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in paragraph (b) of Section 13 of the Plan.

(e)Non-Transferability of Options. Except as otherwise provided in the Award Agreement and subject to Section 9 of the Plan, Options may not be sold, pledged, assigned, hypothe-cated, transferred, or disposed of in any manner other than by will, or by the laws of descent and distribution, except that NQSOs may be transferred if and to the extent set forth in an Award Agreement.

(f)Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the ISO is granted) of Shares with respect to which ISOs granted to a Participant under this Plan and all other equity compensation plans of the Company or any Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the number of Shares attributable to the amount of such Fair Market Value exceeding $100,000 shall be treated as issuable with respect to NQSOs. The maximum aggregate number of ISOs that may be issued under the Plan is 900,000.

(g)Taxation of Incentive Stock Options.

(i)In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

(ii)A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

(h)Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Section 6, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Section 424(a) of the Code.

(i)Code Definitions. For purposes of this Section 6, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

Section 7. Restricted Stock.

Awards of Restricted Stock may be granted either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock shall be made; the number of Shares to be awarded with respect to an Award of Restricted Stock; and the Restricted Period (as defined in Section 7(b) of this Plan) applicable to an Award of Restricted Stock. Award Agreements with respect to Restricted Stock shall be in such form as the Administrator may from time to time approve, and the provisions of Awards of Restricted Stock need not be the same with respect to each Participant. An Award of Restricted Stock shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

(a)Stock Certificates. Subject to Section 7(b) below, with respect to each Participant who is granted an Award of Restricted Stock, the Company shall either (i) issue a stock certificate in respect of such Award of Restricted Stock which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award of Restricted Stock; or (ii) enter such Award of Restricted Stock in book entry form (with appropriate restrictions noted with respect thereto), such method to be determined by the Administrator in its sole discretion. The Company may require that any stock certificates evidencing Restricted Stock granted under the Plan be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award of Restricted Stock.

(b)Restrictions and Conditions Applicable to Restricted Stock. An Award of Restricted Stock granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i)Subject to the provisions of the Plan and the Award Agreement governing any such Award of Restricted Stock, during such period as may be set by the Administrator com-mencing on the date of grant of the Award, the Participant shall not be permitted to sell, transfer, pledge, or assign such Shares of Restricted Stock (such period, the “Restricted Period”); provided, however, that the Adminis-trator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administra-tor may determine, in its sole discretion. Notwithstanding the preceding provision of this section, the Administrator may not take any action described in this section (i) with respect to an Award that has been granted to a “covered Employee” (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if such Award is intended to meet the exception for performance-based compensation under Section 162(m) of the Code, or (ii) if such action shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code. Such restrictions shall be determined by the Administrator in its sole discretion, and the Administrator may provide that such restrictions lapse upon (1) the attainment of one or more Performance Goals established by the Administrator, (2) the Participant's continued employment with the Company or any Subsidiary, or continued service as a director of the Company or any Subsidiary, for a specified period of time, (3) the occurrence of any other event or the satisfaction of any other condition specified by the Administrator in its sole discretion, or (4) a combination of any of the foregoing.

(ii)Subject to paragraph (b) of Section 13 of the Plan and/or unless otherwise provided in an Award Agreement, a Participant awarded Restricted Stock under the Plan generally shall have the rights of a shareholder of the Company with respect to such Restricted Stock during the Restricted Period (including, without limitation, the right to vote the Restricted Stock and to receive dividends thereon).

Section 8. Other Cash and Equity Awards.

Awards of restricted stock units, stock appreciation rights, performance awards, cash awards, performance units, phantom stock, dividend equivalents, or similar rights to purchase or acquire Shares may be granted either alone or in addition to other Awards granted under the Plan. Such Awards shall be subject to such terms, conditions, restrictions (which may include a risk of forfeiture) as the Administrator may impose, if any, which restrictions may lapse at the expiration of the vesting or deferral period, as the case may be, at earlier specified times (including based on achievement of Performance Goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Administrator may determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The maximum value of cash awards that may be paid or payable in any calendar year to any one Participant shall be $500,000.

Section 9. Termination of Employment or Service.

Unless otherwise set forth in Section 14 of the Plan or as may otherwise be set forth in an Award Agreement with respect to Options, if a Partici-pant's employment with or service as an officer, director or employee of the Com-pany or of any Subsidiary: (a) terminates for any reason and on the date of termination of employment or service the Participant is not vested as to his or her entire Award, the Shares issuable with respect to the unvested portion of such Award shall be forfeited; and (b) terminates for the reasons described below and on the date of termination of employment or service the Participant is vested as to any Options, then if such termination is (i) by reason of his or her death or Permanent and Total Disability, any vested Option may thereafter be exercised for a period of twelve months following termination of employment or service; (ii)

for Cause, then any vested Option shall cease to be exercisable and shall terminate; or (iii) for any other reason than listed in subsections (b)(i) and (b)(ii) above, then any vested Option may thereafter be exercised for a period of 90 days following termination of employment or service. If, and to the extent that, after termination of employment or service, the Participant does not exercise his or her Option within the applicable time stated above, the unexercised Option shall terminate. Unless otherwise set forth in Section 14 of the Plan or as may otherwise be set forth in an Award Agreement with respect to any Award other than Options, if a Participant's employment with or service as an officer, director or employee of the Company or any Subsidiary : (A) terminates for Cause, then all rights to such Award shall cease; (B) terminates by reason of his or her death or Permanent and Total Disability, the Award shall be reduced pro-rata for the portion of any Performance Period during which the Participant was employed or in Company service.

Section 10. Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:
(a)The Administrator shall determine whether, and the extent of, effective immediately prior to the occurrence of the Change in Control, (i) each outstanding Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved.

(b)The Administrator may agree on behalf of Participants and may notify all Participants that all outstanding Awards shall be assumed by the acquiring entity or substituted on an equitable basis with awards issued by the acquiring entity. For purposes of this Section 10, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock or other securities of the acquiring entity.

(c)Notwithstanding any other provision of the Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess (if any) of the consideration paid per Share in the Change in Control (as determined by the Administrator in its sole discretion) over the exercise or purchase price (if any) per Share subject to the Award multiplied by (ii) the number of Shares subject to the Award (if the consideration paid per share in the Change in Control is deemed by the Administrator to be less than the Exercise Price or purchase price (if any) per Share subject to an Award, then such Awards may be deemed to have been paid in full and canceled by the Administrator).

(d)In the absence of any provision by the Administrator under the foregoing paragraphs, all Options not exercised before the consummation of the Change in Control shall terminate and be cancelled, all Restricted Stock that has not vested will be cancelled and forfeited, and all other Awards not fully exercised, paid or vested, shall terminate and be cancelled, all on the date of the Change in Control.

Section 11. Amendment and Termination.

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation that would materially impair the rights of a Participant under any Award granted or Award Agreement in effect under the Plan shall be made without such Participant's consent. The Administrator may accept surrender of outstanding Awards and grant new Awards in substitution for them; provided, that the Administrator will not, without prior shareholder approval, exchange underwater Options or otherwise modify the exercise price or purchase price of any Option or Award that has the effect of being a repricing. To the extent necessary and desirable, approval of the Company's shareholders shall be obtained for any amendment that would:

(a)except as set forth in Sections 3 or 4 of the Plan, increase the total number of Shares reserved for issuance under the Plan; or

(b)change the class of officers, directors and employees eligible to participate in the Plan.

The Administrator may amend the terms of any Award granted under the Plan, prospectively or retroactively, but, subject to Section 4 of the Plan, no such amendment shall impair the rights of any Participant without his or her consent. Notwithstanding the previous sentence, the Administrator reserves the right to amend the terms of any Award or Award

Agreement as may be necessary or appropriate to avoid adverse tax consequences under Section 409A of the Code or to comply with any requirements under the Company's “clawback” policy regarding incentive compensation, or such “clawback” requirements under the Sarbanes-Oxley Act of 2002 or the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 13. General Provisions.

(a)Shares shall not be issued pursuant to the exercise or settlement of any Award granted under the Plan unless the exercise or settlement of such Award and the issuance and delivery of such Shares pursuant to such Award shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, withholding tax requirements and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Award is exercised or issued may bear such legends and statements as the Administrator may deem advisable to assure compliance with Federal and state laws and regulations.

(b)The Administrator may require each person acquiring Shares granted under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The certificates for such Shares may include the legend set forth below, or any other legend that the Administrator deems appropriate to reflect any restrictions on transfer for such Shares.

“THE ISSUANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.”
(c)Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements. The adoption of the Plan or granting of an Award shall not confer upon any Eligible Recipient any right to continued employment with or service to the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient at any time.

(d)Unless otherwise set forth in an applicable Award Agreement, a Participant may elect, no later than the date as of which the value of an Award becomes includible in the gross income of the Participant for Federal income tax purposes (the “withholding date”), to have the Company withhold vested whole shares of Common Stock deliverable upon the exercise of an Option or the vesting of the Restricted Stock to satisfy (in whole or in part) the amount, if any, that the Company or any Subsidiary is required to withhold for taxes; provided, however, that the amount of shares of Common Stock so withheld shall have a Fair Market Value (as of the withholding date) that is not in excess of the amount determined by the Company to be equal to the applicable minimum statutorily required withholding tax payments. Any such election shall be irrevocable.

To the extent that a Participant does not make such an election, or such election does not fully satisfy such minimum statutorily required withholding tax payments, then (x) the Company may require that the Participant pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award, as a condition of the exercise of any Option, (y) the Company may withhold vested whole shares of Common Stock deliverable upon exercise of an Option or vesting of the Restricted Stock to satisfy (in whole or in part) the amount, if any, that the Company or any Subsidiary is required to withhold for taxes; provided, however, that the amount of shares of Common Stock so withheld shall have a Fair Market Value (as of the withholding date) that is not in excess of the amount determined by the Company to be equal to the applicable minimum statutorily required withholding tax payments, and (z) the Company shall have the right to deduct from any payment of any kind otherwise due to a Participant up to an amount equal to any federal, state or local taxes of any kind required by law to be withheld in connection with the granting, vesting or exercise of an Award (not to exceed the amount determined by the Company to be the applicable minimum statutorily required withholding tax payments). Upon request, the Participant shall reimburse the Company for any taxes that the Company withholds that are not otherwise reimbursed as contemplated above in this Section 13(d).
(e)No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administra-tor, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation. Except to the extent prohibited by applicable law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(f)If a Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 , or any successor rule(s) promulgated under the Exchange Act, to qualify the Award for any exemption from the provisions of Section 16 of the Exchange Act available under such Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant, which describes the Award.

(g)The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any shares of Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any shares of Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such shares is in compliance with all applicable laws, regulations or governmental authority and the requirements of any securities exchange on which shares of Stock are traded. The Administrator may require, as a condition of the issuance and delivery of shares of Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such shares, if certificated, bear such legends, and if dematerialized, be so restricted, in each case, as the Administrator, in its sole discretion, deems necessary or desirable.

Section 14. Section 409A of the Code.

Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A of the Code that is not otherwise exempt under Section 409A of the Code (“Deferred Compensation”) and becomes payable by reason of a Participant's termination of employment or service with the Company will be made to such Participant unless such Participant's termination of employment or service constitutes a “separation from service” (as defined in Section 409A of the Code). For purposes of this Plan, each amount to be paid or benefit to be provided that is Deferred Compensation shall be construed as a separate identified payment for purposes of Section 409A of the Code. With respect to Deferred Compensation, if a Participant is a “specified employee” (as defined in Section 409A of the Code), then to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six-month period measured from the date of such Participant's “separation from service” or (ii) the date of such Participant's death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 14 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than 60 calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

Section 15. Notice.

All notices, requests, waivers, and other communications required or permitted hereunder shall be in writing and shall be either personally delivered, sent by reputable overnight courier service or mailed by first class mail, return receipt requested, to the recipient at the address below:

Yadkin Valley Financial Corporation
204 South Elm Street
Statesville, NC 28677
Attn: Human Resources

or such other address or the attention of such other person as the recipient party shall have specified by prior written notice to the sending party, or sent by other electronic means. All such notices, requests, waivers and other communications shall be deemed to have been effectively given: (a) when personally delivered to the party to be notified; (b) when sent by confirmed facsimile to the party to be notified; (c) five (5) business days after deposit in the United States Mail postage prepared by certified or registered mail with return receipt requested at any time other than during a general discontinuance of postal service due to strike, lockout, or otherwise (in which case such notice, request, waiver or other communication shall be effectively given upon receipt) and addressed to the party to be notified as set forth above; or (d) two (2) business days after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified as set forth above with next-business-day delivery guaranteed. A party may change its or his notice address given above by giving the other party ten (10) days' written notice of the new address in the manner set forth above.

Section 16. Governing Law and Interpretation.

The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to principles of conflict of laws.
Section 17. Severability.

If, for any reason, any provision of this Plan is held invalid, such invalidity shall not affect any other provision of this Plan not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Plan shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Plan, shall to the full extent consistent with law continue in full force and effect.

Appendix B

Text of Reverse Stock Split Amendment

“Upon the filing and effectiveness (the “Effective Time”) of these Articles of Amendment, each three shares of common stock, par value $1.00 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) (including the number of shares of common stock issuable upon exercise or conversion of all issued and outstanding, options, warrants and convertible securities of every kind), shall automatically and without any further action by the Corporation or the holder thereof be combined and reclassified into one validly issued, fully paid and non-assessable share of common stock, par value $1.00 per share, (the “New Common Stock”). The Corporation will not issue fractional shares on account of the foregoing reverse stock split, and all shares that are held by a shareholder as of the Effective Time hereof shall be aggregated and each fractional share resulting from the reverse stock split after giving effect to such aggregation shall be cancelled. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of New Common Stock. In lieu of such fraction of a share, any holder of such fractional share will be paid a cash amount for such fractional share equal to the product obtained by multiplying (a) the fraction to which the shareholder would otherwise be entitled by (b) the per share closing price of the Common Stock on the trading day immediately prior to the Effective Time, as such price is reported on The Nasdaq Global Select Market. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified. The number of authorized shares of Common Stock shall be reduced to 33,333,333 shares by virtue of these Articles of Amendment.”

INSTRUCTIONS FOR VOTING YOUR PROXY
Note that if your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares in order to vote at our annual meeting.
We offer three alternative methods of voting this proxy:

•	Through the Internet (using a browser)

•	By Telephone (using a Touch-Tone Phone)

•	By Mail (using the attached proxy card and postage-paid envelope)
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost-effective and convenient methods of voting, 24 hours a day, 7 days a week.
INTERNET VOTING FOR RECORD SHAREHOLDERS Must be cast prior to 11:59 p.m. Eastern Daylight Time on May 22, 2013.

•	Visit the Internet voting website at https://www.proxyvote.com.

•	When prompted for your voter control number, enter the number printed above your name on the front of the proxy card.

•	Your vote will be confirmed and cast as you directed.

•	You will only incur your usual Internet charges.

TELEPHONE VOTING FOR RECORD SHAREHOLDERS  Must be cast prior to 11:59 p.m. Eastern Daylight Time on May 22, 2013.

•
Call toll-free at 1-800-690-6903 on a touch-tone phone any time prior to 11:59 p.m. Eastern Daylight Time on May 22, 2013. When prompted for your voter control number, enter the number printed above your name on the front of the proxy card.

VOTING BY MAIL

•	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you are voting through the Internet or by telephone, please do not return your proxy card.

PROXY SOLICITED FOR ANNUAL MEETING
OF SHAREHOLDERS OF
YADKIN VALLEY FINANCIAL CORPORATION
To be held on May 23, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Kristi A. Eller and Jan H. Hollar, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of Voting Common Stock of Yadkin Valley Financial Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 23, 2013 at the Statesville Civic Center located at 300 South Center Street Statesville, North Carolina at 11:00 a.m., and at any adjournment, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is acknowledged. These proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “for” all the proposals listed below.

1.	PROPOSAL to elect the identified 11 nominees as directors.

Nolan G. Brown	Larry S. Helms	James N. Smoak
Harry M. Davis	Dan W. Hill, III	Harry C. Spell
Thomas J. Hall	James L. Poindexter	Joseph H. Towell
James A. Harrell, Jr.	Alison J. Smith

☐	FOR all nominees	☐	WITHHOLD AUTHORITY	☐	FOR ALL EXCEPT
	listed above		to vote for all nominees		as marked to the contrary below:

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s) in the space provided below.

2.	PROPOSAL to approve the 2013 Equity Incentive Plan.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

3.
PROPOSAL to grant to the Board of Directors discretionary authority to amend the Company's Articles of Incorporation to effect a one-for-three reverse stock split of the Company's authorized, issued and outstanding common stock.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

4.	PROPOSAL to ratify the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

5.    At their discretion to transact any other matters that may properly come before the meeting or any adjournment thereof.

Dated:	,2013

Signature of Shareholder(s)	Signature of Shareholder(s)

Print name clearly	Print name clearly

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If signing as a corporation, please sign in full corporate name by an authorized officer. If signing as a partnership, please sign in partnership name by an authorized person.